ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Supplement dated November 15, 2010,
 to the Prospectus dated April 30, 2010 and supplemented June 1, July 1, and October 18, 2010

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Effective November 12, 2010, Brian Muench replaced Jeffrey Kletti, on an interim basis, as President of Allianz Investment Management LLC (the “Manager”) and Allianz Variable Insurance Products Trust (the “Trust”).

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The sentence referring to Jeffrey Kletti under the “Management” section on page 28 is deleted and replaced with the following:

As of November 12, 2010, Brian Muench, interim President of the Manager, is primarily responsible for determining allocations to each strategy.

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The paragraph referring to Jeffrey Kletti under “The Manager” section on page 109 is deleted and replaced with the following:

Brian Muench is the interim president of the Manager and of the Trust and ultimately responsibility for evaluating and selecting subadvisers for the Trust.  Mr. Muench joined Allianz Life Insurance Company of North America (Allianz Life), the parent of the Manager, in 1998.  Mr. Muench served as vice president of the Manager from 2005 until he was elected interim president in 2010.  Previously, Mr. Muench held positions with The Principal Financial Group.

AZLPRO-004-0410

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Supplement dated November 15, 2010,
to the Statement of Additional Information dated April 30, 2010 and supplemented June 1, July 1, and October 18, 2010

This supplement updates certain information contained in the Statement of Additional Information and should be attached to the Statement of Additional Information and retained for future reference.

Effective November 12, 2010, Brian Muench replaced Jeffrey Kletti, on an interim basis, as President of Allianz Investment Management LLC (the “Manager”) and Allianz Variable Insurance Products Trust (the “Trust”).

*   *   *   *   *

The paragraph referring to Jeffrey Kletti under the “Other Managed Accounts” section on page 54 is deleted and replaced with the following:

As of November 12, 2010, Brian Muench, interim President of the Manager, is primarily responsible for evaluating and selecting the subadvisers of the Trust, and for the day-to-day management of the Allianz Variable Insurance Products Fund of Funds Trust (the “FOF Trust”), and two unregistered investment pools. As of December 31, 2009, aggregate assets under management in the FOF Trust (net of assets invested in the Funds and the two unregistered investment pools) were $793 million and in the two unregistered investment pools were $0 and $41 million, respectively.

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All other references to Jeffrey Kletti in his capacity as a Trustee, Chairman Committee Member or Officer of the Trust are deleted in their entirety.

 AZLSAI-003-0410